UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 10, 2019	(May 9, 2019)
Date of report	(Date of earliest event reported)

Hexcel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901-3238
(Address of Principal Executive Offices and Zip Code)

(203) 969-0666
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HXL	New York Stock Exchange

Section 5—Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the Hexcel Corporation 2013 Incentive Stock Plan

In January 2019, the Compensation Committee of the Board of Directors of Hexcel Corporation (the “Company”) adopted, subject to stockholder approval, an amendment (the “Plan Amendment”) to the Hexcel Corporation 2013 Incentive Stock Plan (the “Plan”) that would (a) increase the number of shares of the Company’s common stock authorized for issuance under the Plan by 3,300,000 shares, (b) address changes in U.S. federal tax law, (c) incorporate changes designed to place limitations upon share recycling and limitations on the payment of dividends and dividend equivalents, and (d) clarify certain provisions of the Plan. In February 2019, the provision of the Plan Amendment increasing the number of shares authorized for issuance under the Plan was also approved by the Board of Directors of the Company, subject to stockholder approval. On May 9, 2019, the Plan Amendment was approved by the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”).

The foregoing summary description of the Plan Amendment is qualified in its entirety by reference to the actual terms of the Plan, as amended by the Plan Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein. For additional information regarding the Plan Amendment, refer to Proposal 3 of the Company’s 2019 Proxy Statement, as filed with the Securities and Exchange Commission on March 22, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting was held on May 9, 2019.

(b)	(i) The stockholders elected all of the Company’s nominees for director as follows:

Name of Director	Shares For	Shares Against	Abstain	Broker Non-Votes

Nick S. Stanage	63,938,226	3,925,774	18,065	8,078,681
Joel S. Beckman	63,053,691	4,806,216	22,158	8,078,681
Lynn Brubaker	62,654,176	4,805,026	422,863	8,078,681
Jeffrey C. Campbell	54,450,322	13,007,411	424,332	8,078,681
Cynthia M. Egnotovich	67,405,968	457,137	18,960	8,078,681
Thomas A. Gendron	65,309,162	2,550,554	22,349	8,078,681
Jeffrey A. Graves	42,045,703	25,815,223	21,139	8,078,681
Guy C. Hachey	67,320,542	539,397	22,126	8,078,681
Catherine A. Suever	67,408,350	455,223	18,492	8,078,681

(ii)   The stockholders approved, on an advisory basis, the 2018 compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
61,689,672	5,629,725	562,668	8,078,681

(iii)  The stockholders approved the Plan Amendment as follows:

For	Against	Abstain	Broker Non-Votes
63,980,813	3,779,941	121,311	8,078,681

(iv)   The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 as follows:

For	Against	Abstain
75,635,030	291,605	34,111

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Hexcel Corporation 2013 Incentive Stock Plan, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

May 10, 2019

/s/ Gail E. Lehman

Gail E. Lehman

Executive Vice President,
General Counsel & Secretary